EXHIBTI 24.1
                                POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Vestcom International, Inc. desire to authorize Joel Cartun and Harvey Goldman to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel Cartun and Harvey Goldman, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Annual Report on Form 10-K for the year ended December 31, 1997, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 30th day of March, 1998.

         Signatures                                       Title

/s/Joel Cartun
______________________________               President, Chief Executive Officer
Joel Cartun                                  and Director

/s/Howard April
______________________________               Director
Howard April

/s/Gary J. Marcello
______________________________               Director
Gary J. Marcello

/s/Stephen R. Bova
______________________________               Director
Stephen R. Bova

______________________________               Director
Leonard J. Fassler

/s/Fred S. Lafer
______________________________               Director
Fred S. Lafer

/s/Richard D. White
______________________________               Director
Richard D. White

/s/Harvey Goldman
______________________________               Executive Vice President, Chief
Harvey Goldman                               Financial Officer and Treasurer
                                             (Principal Financial and Accounting
                                              Officer)